UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2014

WRIGHT MEDICAL GROUP, INC.
(Exact name of registrant as specified in charter)

Delaware	001-35823	13-4088127
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1023 Cherry Road, Memphis, Tennessee	38117
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (901) 867-9971

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 24, 2014, Wright Medical Group, Inc. issued a press release announcing its consolidated financial results for the year ended December 31, 2013. A copy of the press release is furnished as Exhibit 99.1 to this Current Report and is not considered "filed" under the Exchange Act, and shall not be incorporated into any previous or future filings by Wright under the Securities Act or the Exchange Act.

The attached press release includes the following non-GAAP measures: net sales, excluding the impact of foreign currency; operating income, as adjusted; net income from continuing operations, as adjusted; net income, as adjusted; net income, as adjusted, per diluted share; net income from continuing operations, as adjusted, per diluted share; effective tax rate, as adjusted; EBITDA from continuing operations, as adjusted; and free cash flow.

These non-GAAP measures are not in accordance with, or an alternative for, generally accepted accounting principles and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. We believe that non-GAAP measures have limitations in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP and that these measures should only be used to evaluate our results of operations in conjunction with the corresponding GAAP measures.

For our internal budgeting and resource allocation process, our management uses financial information that does not include (a) restructuring charges, (b) non-cash inventory step-up amortization, (c) costs associated with distributor conversions and amortization of non-competes, (d) loss on the termination of the interest rate swap, (e) non-cash interest expense related to the Convertible Notes due 2017 (2017 Convertible Notes), (f) the mark-to-market adjustment of derivative assets and liabilities, (g) due diligence, transition and transaction costs associated with acquisitions, (h) transition costs related to our OrthoRecon divestiture, (i) BioMimetic impairment and other charges and CVR mark-to-market adjustments, (j) transaction costs and non-cash write-off of deferred financing fees associated with the termination of the senior credit facility and certain 2014 Convertible Notes, (k) gain on previously held investment in BioMimetic, (l) gain on the sale of intellectual property, (m) the income tax effects of the foregoing, and (n) valuation allowance recorded against U.S. deferred tax assets. Additionally, for our internal budgeting process and evaluation of net sales performance, our management uses net sales in constant currency. To measure our sales performance on a constant currency basis, it is necessary to remove the impact of changes in foreign exchange rates, which affects the comparability and trend of sales. Net sales, excluding the impact of foreign currency, is calculated by translating current year results at prior year average foreign currency exchange rates. For our internal budgeting and resource allocation process, management uses EBITDA, EBITDA as adjusted, and free cash flow. EBITDA is calculated by adding back to net income charges for interest, income taxes and depreciation and amortization expenses. EBITDA, as adjusted, is calculated by excluding non-cash stock based compensation expense and non-operating income and expense, as well as the applicable adjustments listed above from EBITDA. Free cash flow is calculated by subtracting capital expenditures from cash provided by operating activities.

We use these non-GAAP financial measures in making operating decisions because we believe the measures provide meaningful supplemental information regarding our core operational performance and give us a better understanding of how we should invest in research and development activities and how we should allocate resources to both ongoing and prospective business initiatives.  We use these measures to help make budgeting and spending decisions, for example, between product development expenses and research and development, sales and marketing and general and administrative expenses. Additionally, management is evaluated on the basis of these non-GAAP financial measures when determining achievement of their incentive performance compensation targets. Further, these non-GAAP financial measures facilitate management's internal comparisons to both our historical operating results and to our competitors' operating results.

As described above, we exclude the following items from one or more of our non-GAAP measures:

Foreign currency impact on net sales. We excluded the foreign currency impact on net sales compared to prior year from our non-GAAP measure, primarily because it is not reflective of our ongoing operating results, and it is not used by management for our internal budgeting process and evaluation of net sales performance. We further believe that excluding this item from our non-GAAP results is useful to investors in that it allows for period-over-period comparability.

Restructuring charges. We excluded restructuring charges associated with the cost restructuring plan announced in September 2011 from our non-GAAP measures, primarily because they are not reflective of our ongoing operating results, and they are not used by management to assess the core profitability of our business operations. We further believe that excluding this item from our non-GAAP results is useful to investors in that it allows for period-over-period comparability.

Non-cash inventory step-up amortization. We excluded inventory step-up amortization associated with our acquisitions from our non-GAAP measures, primarily because they are not reflective of our ongoing operating results, and they are not used by management to assess the core profitability of our business operations. Additionally, because these are non-cash expenses, they do not impact our operational performance, liquidity, or our ability to invest in research and development and fund acquisitions and capital expenditures. We further believe that excluding this item from our non-GAAP results is useful to investors in that it allows for period-over-period comparability.

Distributor conversion costs and amortization of distributor non-competes. In connection with our initiative to convert a portion of our independent foot and ankle distributor territories to direct employee sales representation, we entered into conversion agreements with certain independent distributors, which included non-competition clauses. We excluded the distributor conversion costs and amortization of distributor non-competes from our non-GAAP measures, primarily because they are not reflective of our ongoing operating results, and they are not used by management to assess the core profitability of our business operations. We further believe that excluding this item from our non-GAAP results is useful to investors in that they allow for period-over-period comparability.

Loss on termination of interest rate swap. We excluded the amount of loss on the termination of our interest rate swap from our non-GAAP measures, primarily because it is not reflective of our ongoing operating results, and it is not used by management to assess the core profitability of our business operations. We further believe that excluding this item from our non-GAAP results is useful to investors in that they allow for period-over-period comparability.

Non-cash interest expense related to the 2017 Convertible Notes. We excluded the non-cash interest expense associated with the amortization of the debt discount related to our 2017 Convertible Notes from our non-GAAP measures, primarily because it is a non-cash expense. We believe that it is useful to investors to understand our operational performance, liquidity, and our ability to invest in research and development and fund acquisitions and capital expenditures. While interest expense associated with the amortization of the debt discount constitutes an ongoing and recurring expense, such expense is excluded from our non-GAAP results because it is not an expense that requires cash settlement and is not used by management to assess the core profitability of our business operations. We further believe that excluding this item from our non-GAAP results is useful to investors in that it allows for period-over-period comparability.

Mark-to-market adjustment of the derivatives. We excluded the adjustment of the mark-to-market adjustments on the derivatives from our non-GAAP measures, primarily because it is not reflective of our ongoing operating results, and it is not used by management to assess the core profitability of our business operations. We further believe that excluding this item from our non-GAAP results is useful to investors in that they allow for period-over-period comparability.

Due diligence, transaction and transition costs. We excluded the due diligence, transaction and transition costs associated with acquisitions from our non-GAAP measures, primarily because they are not reflective of our ongoing operating results, and they are not used by management to assess the core profitability of our business operations. We further believe that excluding this item from our non-GAAP results is useful to investors in that they allow for period-over-period comparability.

Transition costs associated with OrthoRecon divestiture. We excluded the transaction and transition costs associated with our OrthoRecon divestiture from our non-GAAP measures, primarily because they are not reflective of our ongoing operating results, and they are not used by management to assess the core profitability of our business operations. We further believe that excluding this item from our non-GAAP results is useful to investors in that they allow for period-over-period comparability.

BioMimetic impairment and other charges and CVR mark-to-market adjustments. We excluded the adjustment of the mark-to-market adjustments on the contingent value rights and the impairment and other charges associated with acquired assets and liabilities from our BioMimetic acquisition from our non-GAAP measures, primarily because they are not reflective of our ongoing operating results, and they are not used by management to assess the core profitability of our business operations. We further believe that excluding this item from our non-GAAP results is useful to investors in that they allow for period-over-period comparability.

Transaction costs and non-cash write-off of deferred financing fees associated with our Convertible Notes tender offer. We excluded the transaction costs and non-cash deferred financing fees from our non-GAAP measures, primarily because they are not reflective of our ongoing operating results, and they are not used by management to assess the core profitability of our business operations. We further believe that excluding this item from our non-GAAP results is useful to investors in that they allow for period-over-period comparability.

Gain on previously held investment in BioMimetic. We excluded the gain recognized on the previously held investment in BioMimetic from our non-GAAP measures, primarily because it is not reflective of our ongoing operating results, and it is not used by management to assess the core profitability of our business operations. We further believe that excluding this item from our non-GAAP results is useful to investors in that they allow for period-over-period comparability.
Gain on the sale of intellectual property. We excluded the gain recognized in conjunction with the sale of certain intellectual property rights from our non-GAAP measures, primarily because they are not reflective of our ongoing operating results, and they are not used by management to assess the core profitability of our business operations. We further believe that excluding this item from our non-GAAP results is useful to investors in that they allow for period-over-period comparability.
Income tax effects of the foregoing. This amount is used to present each of the amounts described above, except for foreign currency impact on net sales, on an after-tax basis consistent with the presentation of net income, as adjusted.
Valuation allowance on U.S. deferred tax assets. We excluded the valuation allowance recorded within our provision for income taxes from our non-GAAP measures, primarily because they are not reflective of our ongoing operating results, and they are not used by management to assess the core profitability of our business operations. We further believe that excluding this item from our non-GAAP results is useful to investors in that they allow for period-over-period comparability.
We believe that non-GAAP measures have limitations in that they do not reflect all of the amounts associated with our financial results as determined in accordance with GAAP and that these measures should only be used to evaluate our financial results in conjunction with the corresponding GAAP measures, and that is why we qualify the use of non-GAAP financial information in a statement when non-GAAP information is presented.
We further believe that where the adjustments used in calculating net income from continuing operations, as adjusted; net income, as adjusted; net income from continuing operations, as adjusted, per diluted share; and net income, as adjusted, per diluted share are based on specific, identified amounts that impact different line items in our Consolidated Statements of Operations (including operating income and net income), that it is useful to investors to understand how these specific line items in our Consolidated Statements of Operations are affected by these adjustments for the following reasons:
Operating income. Excluding non-cash inventory step-up amortization and non-cash impairment charges related to the BioMimetic acquisition from the calculation of operating income assists investors in evaluating period-over-period changes without giving effect to these charges which are non-cash in nature, in order to evaluate the results of the underlying operating activities for the periods presented. Excluding restructuring charges, distributor conversion costs and amortization of distributor non-competes, due diligence, transaction, and transition costs associated with acquisitions, transition costs related to our OrthoRecon divestiture, the impact of adjustments to assets and liabilities associated with the BioMimetic acquisition to fair value, and the gain on the sale of intellectual property from the calculation of operating income assists investors in evaluating period-over-period changes in this measure without giving effect to transactions that do not relate to the performance of our ongoing operations.
Net Income from Continuing Operations and Net Income. Excluding the after tax impact of non-cash inventory step-up amortization, non-cash interest expense related to the 2017 Convertible Notes, mark-to-market adjustments on the derivatives, and non-cash impairment charges related to the BioMimetic acquisition from the calculation of net income assists investors in evaluating period-over-period changes without giving effect to these charges which are non-cash in nature, in order to evaluate the results of the underlying operating activities for the periods presented. Excluding restructuring charges, distributor conversion costs and amortization of distributor non-competes, due diligence, transaction and transition costs associated with acquisitions, transition costs related to our OrthoRecon divestiture, the impact of adjustments to assets and liabilities associated with the BioMimetic acquisition to fair value, the gain on previously held investment in BioMimetic, the gain on the sale of intellectual property, the valuation allowance recorded against U.S. deferred tax assets, transaction costs related to the 2014 Convertible Notes tender offer, and loss on termination of interest rate swap, from the calculation of net income from continuing operations and net income assists investors in evaluating period-over-period changes in these measures without giving effect to transactions that do not relate to the performance of our ongoing operations.
Effective Tax Rate. Excluding the income tax effect of the non-GAAP, pre-tax adjustments and the valuation allowance from the provision for income taxes assists investors in understanding the tax provision associated with those adjustments and our effective tax rate related to our ongoing operations.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release issued by Wright Medical Group, Inc. on February 24, 2014.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” as defined under U.S. federal securities laws. These statements reflect management's current knowledge, assumptions, beliefs, estimates, and expectations and express management's current view of future performance, results, and trends. Forward-looking statements may be identified by their use of terms such as anticipate, believe, could, estimate, expect, intend, may, plan, predict, project, will, and other similar terms. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to materially differ from those described in the forward-looking statements. The reader should not place undue reliance on forward-looking statements. Such statements are made as of the date of this press release, and we undertake no obligation to update such statements after this date. Risks and uncertainties that could cause our actual results to materially differ from those described in forward-looking statements in this press release are discussed in our filings with the Securities and Exchange Commission (including those described in Item 1A of our Annual Report on Form 10-K for the years ended December 31, 2012 and 2013, and as may be supplemented in our Quarterly Reports on Form 10-Q). By way of example and without implied limitation, such risks and uncertainties include: future actions of the SEC, the United States Attorney's office, the FDA, the Department of Health and Human Services or other U.S. or foreign government authorities, including those resulting from increased scrutiny under the Foreign Corrupt Practices Act and similar laws, that could delay, limit or suspend our development, manufacturing, commercialization and sale of products, or result in seizures, injunctions, monetary sanctions or criminal or civil liabilities; continued liability for product liability claims on OrthoRecon products sold prior to divestiture of our OrthoRecon business or for post-market regulatory obligations on such products; disruptions resulting from loss of personnel, systems and infrastructure changes and transition services arrangements in connection with our OrthoRecon divestiture; failure to realize the anticipated benefits from our acquisitions or from divestiture of our OrthoRecon business; adverse outcomes in existing product liability litigation; new product liability claims; inadequate insurance coverage; copycat claims against our modular hip systems resulting from a competitor's recall of its modular hip product; failure or delay in obtaining FDA approval of Augment® Bone Graft for commercial sale in the United States; challenges to our intellectual property rights or inability to defend our products against the intellectual property rights of others; loss of a key suppliers; failures of, interruptions to, or unauthorized tampering with our information technology systems; failure or delay in obtaining FDA or other regulatory approvals for our products; any actual or alleged breach of the Corporate Integrity Agreement to which we are subject through September 2015, which could expose us to significant liability, including exclusion from Medicare, Medicaid and other federal healthcare programs, potential criminal prosecution, and civil and criminal fines or penalties; the potentially negative effect of our ongoing compliance enhancements on our relationships with customers and on our ability to deliver timely and effective medical education, clinical studies, and new products; the possibility of private securities litigation or shareholder derivative suits; insufficient demand for and market acceptance of our new and existing products; recently enacted healthcare laws and changes in product reimbursements which could generate downward pressure on our product pricing; potentially burdensome tax measures; lack of suitable business development opportunities; inability to capitalize on business development opportunities; product quality or patient safety issues; geographic and product mix impact on our sales; inability to retain key sales representatives, independent distributors and other personnel or to attract new talent; inventory reductions or fluctuations in buying patterns by wholesalers or distributors; and the negative impact of the commercial and credit environment on us, our customers and our suppliers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 24, 2014

WRIGHT MEDICAL GROUP, INC.
By: /s/ Robert J. Palmisano
Robert J. Palmisano
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release issued by Wright Medical Group, Inc. on February 24, 2014.